UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 18, 2011

WORKSTREAM INC.
(Exact name of registrant as specified in its charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 N. KELLER ROAD, SUITE 500 MAITLAND, FLORIDA	32751
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(407) 475-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 21, 2011, Workstream Inc. (the “Company”) filed a Current Report on Form 8-K reporting a merger with Incentives Advisors, LLC. This amendment No.1 amends Item 9.01 of the subject Current Report on Form 8-K to provide the financial statements and pro forma financial information as set forth in Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

Audited balance sheet of Incentives Advisors as of December 31, 2010 and the related statements of income and Statement of members’ equity and cash flows for the year ended December 31, 2010.

(b) Pro Forma Financial Information.

Unaudited pro forma combined balance sheet of Workstream Inc and Subsidiaries as of November 30, 2010 and the unaudited pro forma combined statement of income (loss) for the year ended May 31, 2010 and for the six months ended November 30, 2010.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Cross, Fernandez and Riley, LLP, Independent Auditor of Incentives Advisors, LLC.

99.1	Audited balance sheet of Incentive Advisors as of December 31, 2010 and the related statements of income and statement of members' equity and cash flows for the year ended December 31, 2010.

99.2
Unaudited pro forma combined balance sheet of Workstream Inc and subsidiaries as of November 30, 2010 and the unaudited pro forma combined statement of income (loss) for the year ended May 31, 2010 and for the six months ended November 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

By:	/s/ John Long
Name:	John Long
Title:	Chief Executive Officer

Dated: April 4, 2011

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Cross, Fernandez and Riley, LLP, Independent Auditor of Incentives Advisors, LLC.

99.1	Audited balance sheet of Incentive Advisors as of December 31, 2010 and the related statements of income and statement of members' equity and cash flows for the year ended December 31, 2010.

99.2
Unaudited pro forma combined balance sheet of Workstream Inc and subsidiaries as of November 30, 2010 and the unaudited pro forma combined statement of income (loss) for the year ended May 31, 2010 and for the six months ended November 30, 2010.